Voya Retirement Insurance and Annuity Company

and its

Variable Annuity Account B

Group Variable Annuity Contract for

Employer-Sponsored Deferred Compensation Plans

Supplement Dated August 30, 2024, to the Contract Prospectus,

Initial Summary Prospectus, and Updating Summary Prospectus,

each dated May 1, 2024, as amended

This supplement to the variable annuity contract prospectus (“contract prospectus”), initial summary prospectus and updating summary prospectus (“summary prospectuses”), updates and amends certain information contained in them. Please read this supplement carefully and keep it with the contract prospectus and summary prospectuses that you may have received, for future reference. Capitalized terms not defined in this supplement shall have the meaning given to them in the contract prospectus and summary prospectuses.

NOTICE OF IMPORTANT INFORMATION

ABOUT THE INVESTMENT ADVISER

Amundi Asset Management US, Inc. (the “Adviser”), the investment adviser to the Pioneer High Yield VCT Portfolio (Class I) (the “fund”), is currently an indirect, wholly-owned subsidiary of Amundi. On July 9, 2024, Amundi announced that it had entered into a definitive agreement with Victory Capital Holdings, Inc. (“Victory Capital”) to combine the Adviser with Victory Capital, and for Amundi to become a strategic shareholder of Victory Capital (the “Transaction”). The closing of the Transaction is subject to certain regulatory approvals and other conditions. There is no assurance that the Transaction will close.

The closing of the Transaction would cause the fund’s current investment advisory agreement with the Adviser to terminate. Under the terms of the Transaction, the fund’s Board of Trustees will be asked to approve a reorganization of the fund into a corresponding, newly established Victory Fund advised by Victory Capital Management Inc., an affiliate of Victory Capital. The proposed reorganization of the fund would be sought in connection with the closing of the Transaction. If approved by the Board, the proposal to reorganize the fund will be submitted to the shareholders of the fund for their approval. There is no assurance that the Board or the shareholders of the fund will approve the proposal to reorganize the fund.

X.75996-24C	August 2024

MORE INFORMATION IS AVAILABLE

More information about the funds available through your contract, including information about the risks associated with investing in them can be found in the contract prospectus, summary prospectuses, and Statement of Additional Information for each fund. You may obtain these documents by contacting Customer Service.

If you received a summary prospectus for any of the funds available through your contract, you may obtain a full contract prospectus and other fund information free of charge by either accessing the internet address, calling the telephone number, or sending an email request to the email address shown on the front of the fund’s summary prospectus.

Please retain this supplement for future reference.

Insurance products, annuities and retirement plan funding issued by (third party administrative services may also be provided by) Voya Retirement Insurance and Annuity Company, One Orange Way, Windsor, CT 06095. Securities are distributed by Voya Financial Partners, LLC (member SIPC). Securities may also be distributed through other broker-dealers with which Voya Financial Partners, LLC has selling agreements.

X.75996-24C	August 2024